                                                                    EXHIBIT 21.1

                        AMERICAN PHYSICIAN PARTNERS, INC.
                              LIST OF SUBSIDIARIES

-------------------------------------------------------------------------------------------------------------
SUBSIDIARY NAME                                         STATE OF INCORPORATION
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
Pacific Imaging Partners, Inc.                          California
------------------------------------------------------- -----------------------------------------------------
Valley Imaging Partners, Inc.                           California
------------------------------------------------------- -----------------------------------------------------
Radiology and Nuclear Medicine Imaging
Partners, Inc.                                          Delaware
------------------------------------------------------- -----------------------------------------------------
M&S Imaging Partners I, Inc.                            Delaware
------------------------------------------------------- -----------------------------------------------------
M&S Imaging Investments, Inc.                           Delaware
------------------------------------------------------- -----------------------------------------------------
M&S Imaging Partners, L.P.                              Delaware
------------------------------------------------------- -----------------------------------------------------
Mid Rockland Imaging Partners, Inc.                     Delaware
------------------------------------------------------- -----------------------------------------------------
Ide Imaging Partners, Inc.                              Delaware
------------------------------------------------------- -----------------------------------------------------
Advanced Imaging Partners, Inc.                         Delaware
------------------------------------------------------- -----------------------------------------------------
Advanced Radiology, L.L.C.                              Maryland
------------------------------------------------------- -----------------------------------------------------
Community Imaging Partners, Inc.                        Delaware
------------------------------------------------------- -----------------------------------------------------
Treasure Coast Imaging Partners, Inc.                   Delaware
------------------------------------------------------- -----------------------------------------------------
APP Imaging Partners, Inc.                              Delaware
------------------------------------------------------- -----------------------------------------------------
WB&A Imaging Partners, Inc.                             Delaware
-------------------------------------------------------------------------------------------------------------